                              FORM OF ELECTION AND
                             LETTER OF TRANSMITTAL
                                 FOR SHARES OF
                       HOULIHAN'S RESTAURANT GROUP, INC.
                                  COMMON STOCK

     This Form of Election and Letter of Transmittal (this "Form of Election") is to be used by record holders of common stock, par value $.01 per share ("Houlihan's Common Stock"), of Houlihan's Restaurant Group, Inc. ("Houlihan's") to make Consideration Elections (as defined below) with respect to their Houlihan's Common Stock and to surrender certificates for their shares of Houlihan's Common Stock to the Exchange Agent in exchange for the Merger Consideration corresponding to their Consideration Elections, all as contemplated by the Agreement and Plan of Merger dated as of June 4, 1996 (as amended and restated as of August 15, 1996, the "Merger Agreement") among Zapata Corporation ("Zapata"), Zapata Acquisition Corp. ("Sub") and Houlihan's, providing for the merger of Houlihan's with and into Sub (the "Merger"). Except as otherwise indicated, capitalized terms used but not defined herein have the
meanings given to them in the Joint Proxy Statement/Prospectus dated August   ,
1996 of Zapata and Houlihan's relating to the Merger (the "Joint Proxy Statement/Prospectus").

            EXCHANGE AGENT: AMERICAN STOCK TRANSFER & TRUST COMPANY

               Delivery by overnight courier, by hand or by mail:
                    American Stock Transfer & Trust Company
                                6201 15th Avenue
                            Brooklyn, New York 11219
                         Attention: Ms. Geraldine Zarbo

                      CONFIRM BY TELEPHONE: (718) 921-8208

TO BE EFFECTIVE, THIS FORM OF ELECTION TOGETHER WITH CERTIFICATES FOR SHARES OF HOULIHAN'S COMMON STOCK AND ANY OTHER DOCUMENTS REQUIRED HEREBY, MUST BE RECEIVED BY THE EXCHANGE AGENT AT ITS ADDRESS SET FORTH ABOVE PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE DATE ONE CALENDAR DAY PRIOR TO THE DATE OF THE HOULIHAN'S SPECIAL MEETING (AS EXTENDED, THE "ELECTION DEADLINE").

     HOLDERS OF HOULIHAN'S COMMON STOCK WHO DO NOT TIMELY SUBMIT A PROPERLY COMPLETED FORM OF ELECTION WILL RECEIVE THE DEFAULT CONSIDERATION UPON CONSUMMATION OF THE MERGER. ANY HOLDER OF HOULIHAN'S COMMON STOCK WHO DOES NOT INTEND TO VOTE IN FAVOR OF THE MERGER SHOULD NEVERTHELESS CONSIDER FILING A FORM OF ELECTION IN ORDER TO AVOID BEING TREATED AS A NON-ELECTING STOCKHOLDER IN THE EVENT THE MERGER IS APPROVED AND CONSUMMATED. THE FILING OF A FORM OF ELECTION WILL NOT CONSTITUTE A WAIVER OF A STOCKHOLDER'S DISSENTERS' RIGHTS. HOWEVER, HOULIHAN'S STOCKHOLDERS WHO WITHDRAW OR FAIL TO PERFECT DISSENTERS' RIGHTS WILL BE DEEMED TO HAVE MADE NO ELECTION AND WILL THEREFORE RECEIVE THE DEFAULT CONSIDERATION WITH RESPECT TO THEIR SHARES FOR WHICH DEMANDS FOR APPRAISAL WERE MADE, NOTWITHSTANDING ANYTHING TO THE CONTRARY INDICATED ON A FORM OF ELECTION. ANY RECORD HOLDER OF HOULIHAN'S COMMON STOCK MAY AT ANY TIME PRIOR TO THE ELECTION DEADLINE CHANGE A PREVIOUSLY MADE CONSIDERATION ELECTION BY WRITTEN NOTICE TO THE EXCHANGE AGENT ACCOMPANIED BY A PROPERLY COMPLETED, LATER-DATED FORM OF ELECTION.

     DO NOT SEND THIS FORM OF ELECTION TO ZAPATA OR HOULIHAN'S.

     DELIVERY OF THIS FORM OF ELECTION AND CERTIFICATES REPRESENTING SHARES OF HOULIHAN'S COMMON STOCK OTHER THAN TO THE EXCHANGE AGENT AT THE ADDRESS SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     In accordance with the Merger Agreement, the undersigned, as the registered holder(s) of the certificates for shares of Houlihan's Common Stock listed below or the assignee(s) of such registered holder(s), hereby (a) makes the Consideration Election(s) indicated below for the number of shares of Houlihan's Common Stock specified below and (b) surrenders the certificates for shares of Houlihan's Common Stock described below in exchange for the Merger Consideration corresponding to the Consideration Election(s) made below with respect to such Houlihan's Common Stock. Such Consideration Election(s) is subject to the terms and conditions set forth in (i) the Joint Proxy Statement/Prospectus, (ii) the Merger Agreement, a copy of which is attached as Appendix A to the Joint Proxy Statement/Prospectus and (iii) the Instructions hereto.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE JOINT PROXY STATEMENT/PROSPECTUS. If the undersigned has made a Cash Election, a Cash/Stock Election or Stock Election, the undersigned hereby represents that no certificates for Houlihan's Common Stock listed below are owned of record or Beneficially Owned (as defined in the Merger Agreement) by any member of the Glazer Group.

     The undersigned understands that delivery of the Merger Consideration corresponding to the Consideration Election(s) made hereunder will be made as promptly as practicable after the Effective Time, provided that surrender of certificates for Houlihan's Common Stock is made in acceptable form. The undersigned acknowledges that surrender is not made in acceptable form until the Exchange Agent has received this Form of Election, or a copy hereof, duly completed and signed, together, in the circumstances in which evidences of authority are required hereby, with all accompanying evidences of authority in satisfactory form to the Exchange Agent. Upon request, the undersigned will execute and deliver any additional document that Zapata or the Exchange Agent reasonably deems necessary or appropriate in connection with the surrender of certificates for Houlihan's Common Stock or in connection with the exchange contemplated hereby. The undersigned also understands that delivery of certificates for surrendered Houlihan's Common Stock shall be made only to the Exchange Agent, and risk of loss and title to certificates for Houlihan's Common Stock shall pass only upon proper delivery of such certificates to the Exchange Agent.

     The undersigned represents that the undersigned has full authority to surrender the certificates for Houlihan's Common Stock surrendered hereby without restriction, and that, upon payment by Zapata of the Merger Consideration for the shares represented by such certificates in accordance with the Consideration Election(s) indicated below, Zapata will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. Subject to consummation of the Merger, the undersigned hereby appoints American Stock Transfer & Trust Company as the undersigned's attorney-in-fact, with full power of substitution, for the purpose of causing the shares of Houlihan's Common Stock represented by the accompanying certificates to be converted into the Merger Consideration corresponding to the Consideration Election(s) made above and the instructions contained in this Form of Election. All authority conferred by this Form of Election and the surrender of the enclosed certificates for Houlihan's Common Stock are irrevocable, will bind the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and will survive, and not be affected by, the death or incapacity of the undersigned. If certificates for shares of Houlihan's Common Stock are not delivered herewith, there is furnished below a guarantee of delivery of such shares from a trust company organized in the United States or a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc.

     Unless otherwise directed by written instructions attached hereto, please issue one stock certificate for the shares of Zapata Common Stock and, if applicable, one check for the cash portion of the Merger Consideration to which the undersigned is entitled. Unless otherwise specified under "Special Payment Instructions" or "Special Mailing Instructions" below, the undersigned requests that the undersigned's certificate or check, if applicable, be issued in the name and mailed to the address of the undersigned as set forth below.

     Please complete the following boxes to indicate the Houlihan's Common Stock to which this Form of Election relates and the Consideration Election(s) made with respect to such Houlihan's Common Stock.

PLEASE READ THE INSTRUCTIONS SET FORTH AT THE END OF THIS FORM OF ELECTION CAREFULLY BEFORE COMPLETING THIS FORM OF ELECTION.

- ----------------------------------------------------------------------------------------------------------------
                           DESCRIPTION OF HOULIHAN'S COMMON STOCK SURRENDERED
- ----------------------------------------------------------------------------------------------------------------
                                                                   CERTIFICATE(S) BEING SURRENDERED
                                                              (ATTACH SEPARATE SCHEDULE IF NECESSARY)
       NAME(S) OF REGISTERED HOLDER(S)           ---------------------------------------------------------------
AS SHOWN ON THE CERTIFICATE(S) AND  ADDRESS(ES)   CERTIFICATE         NUMBER OF SHARES          NUMBER OF SHARES
      OF SUCH REGISTERED HOLDERS                    NUMBERS     REPRESENTED BY CERTIFICATES       SURRENDERED*
- ----------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------
                                          TOTAL SHARES
- ----------------------------------------------------------------------------------------------------------------
  *Unless otherwise indicated, the holder(s) of certificates will be deemed to have surrendered all of the shares represented by such certificates.
- ----------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------
                                     CONSIDERATION ELECTION
- ------------------------------------------------------------------------------------------------
  Check one or more of the boxes below to make the indicated Consideration Election and specify the number of shares to which such Consideration Election applies:

         Cash Election    / /                       Number of Shares -------------------

         Stock Election   / /                       Number of Shares --------------------

         Cash/Stock Election  / /                   Number of Shares --------------------

         Residual Election  / /                     Number of Shares --------------------

  IF NO BOX IS CHECKED, THE REGISTERED HOLDER(S) OF THE SHARES OF HOULIHAN'S COMMON STOCK TO
  WHICH THIS FORM OF ELECTION RELATES WILL BE DEEMED TO HAVE MADE THE CASH/STOCK ELECTION (THE
  DEFAULT CONSIDERATION) WITH RESPECT TO ALL SUCH SHARES.
- ------------------------------------------------------------------------------------------------

                   NOTE: ALL STOCKHOLDERS MUST SIGN HERE AND
                    ON THE ACCOMPANYING SUBSTITUTE FORM W-9

                                                   Dated_________________ , 1996

                                  SIGNATURE(S)
SIGN
HERE____________________________________________________________________________
         (Signature(s) of Registered Holder(s) or Authorized Signatory)

Telephone Number________________________________________________________________
                              (Include Area Code)

Must be signed above by registered holder(s) exactly as name(s) appear(s) on the surrendered certificate(s) as indicated above or by person(s) authorized to become registered holder(s). See Instruction 3. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 3(e).

Name(s)_________________________________________________________________________
                                  PLEASE PRINT

Capacity (full title)___________________________________________________________
                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 3(G), 4 AND 7)

    To be completed ONLY if the certificate(s) representing Zapata Common Stock and any check(s) for the cash portion of the Merger Consideration or cash issued in lieu of fractional shares of Zapata Common Stock are to be issued in the name(s) of someone other than the name(s) which appear above.

ISSUE TO:
                                  PLEASE PRINT
                    (ATTACH SEPARATE SCHEDULE IF NECESSARY)

Name____________________________________________________________________________

Address_________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Tax Identification or Social Security Number(s) of Person(s)

Named in this Box_______________________________________________________________
                    (Also complete the Substitute Form W-9)

                          SPECIAL MAILING INSTRUCTIONS
                              (SEE INSTRUCTION 4)

    To be completed ONLY if the certificate(s) representing Zapata Common Stock and any check(s) for the cash portion of the Merger Consideration or cash issued in lieu of fractional shares of Zapata Common Stock are to be mailed to an address other than indicated above.

MAIL TO:
                                  PLEASE PRINT

Name____________________________________________________________________________

Address_________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Attention:______________________________________________________________________

/ /       PLEASE CHECK BOX IF THIS IS A
          PERMANENT ADDRESS CHANGE.

                           GUARANTEE OF SIGNATURE(S)
                     (IF REQUIRED -- SEE INSTRUCTION 3(g))

Authorized Signatures(s)________________________________________________________

Title___________________________________________________________________________

Name of Firm____________________________________________________________________

Dated_____________________________________________________________________, 1996

PLEASE RETURN THIS ELECTION AND YOUR CERTIFICATE(S) REPRESENTING SHARES OF HOULIHAN'S COMMON STOCK COVERED HEREBY TO THE EXCHANGE AGENT IN THE ENCLOSED YELLOW ENVELOPE.

                             GUARANTEE OF DELIVERY

     (Not to be used for signature guarantee; to be used only if certificates are not surrendered herewith. See Instruction 5.)

The undersigned, which is either a trust
  company organized in the United States, a     --------------------------------------------
member of a registered national securities                 (Firm -- Please Print)
exchange or a member of the National
Association of Securities Dealers, Inc.,        --------------------------------------------
guarantees to deliver to the Exchange Agent                (Authorized Signature)
the certificates for shares of Houlihan's
Common Stock to which this Form of Election     --------------------------------------------
relates, no later than 5:00 p.m., New York      (Authorized Signature Name -- Please Print)
City time, on the fourth business day after
the Election Deadline.                          --------------------------------------------
                                                                 (Address)
                                                --------------------------------------------
                                                  (Telephone number, including area code)

                          *IMPORTANT TAX INFORMATION*

     Please be advised that, regardless of whether you have previously furnished a taxpayer identification number (social security number for individual, or employer identification number for corporation(s)) (a "TIN") or the certification on Form W-9 with respect to dividend payments, you must again furnish this number, certified to be correct under penalties of perjury, to assure that back-up withholding of 31% will not be implemented. Certification should be made to the Exchange Agent on the Substitute Form W-9 below. If the Houlihan's Certificates are registered in more than one name or are not registered in the name of the actual holder, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

- -----------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                    PART 1 -- PLEASE PROVIDE                       Social Security Number or
  FORM W-9                      YOUR TIN IN THE BOX AT THE                     Employer Identification Number
                                RIGHT AND CERTIFY BY SIGNING
                                AND DATE BELOW.
                                                                               -----------------------------
- ------------------------------------------------------------------------------------------------------------------
  DEPARTMENT OF TREASURY               PART 2 -- For Payees exempt from backup withholding, see the
  PAYER'S REQUEST FOR TAXPAYER         enclosed Guidelines for Certification of Taxpayer Identification Number on
  IDENTIFICATION NUMBER (TIN)          Substitute Form W-9.
- ------------------------------------------------------------------------------------------------------------------
  CERTIFICATION -- Under penalties of perjury, I certify that:
  (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
  (2) I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified me that I am no longer subject to backup withholding.

  CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the
  IRS that you are no longer subject to backup withholding, do not cross out item (2).
- ------------------------------------------------------------------------------------------------------------------
                                                                                                PART 3
  SIGNATURE ________________________________________________________  DATE __________, 1996     Awaiting TIN  / /

- ------------------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS

     1. GENERAL. This Form of Election is to be used by registered holders of Houlihan's Common Stock to make a Cash Election, a Stock Election, a Cash/Stock Election or a Residual Election (individually a "Consideration Election" and, collectively, the "Consideration Elections") with respect to their shares of Houlihan's Common Stock under the Merger Agreement, and to surrender certificates for their shares of Houlihan's Common Stock to the Exchange Agent in exchange for the Merger Consideration corresponding to their Consideration Elections. When making elections, Houlihan's stockholders should read carefully these Instructions and the information set forth in the Joint Proxy Statement/Prospectus. A properly completed and duly executed copy of this Form of Election, together with certificates for Houlihan's Common Stock and any other documents required by this Form of Election, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the date one calendar day prior to the date of the Houlihan's Special Meeting (as extended, the "Election Deadline"), or the electing holder must comply with the guaranteed delivery procedures set forth below. A registered holder of Houlihan's Common Stock who does not submit a Form of Election with respect to those shares that is received by the Exchange Agent prior to the Election Deadline, or whose purported Consideration Election is determined by Zapata or the Exchange Agent not to have been properly made, will be deemed to have made a Cash/Stock Election with respect to those shares of Houlihan's Common Stock. The method of delivery of this Form of Election, certificates for Houlihan's Common Stock and all other required documents to the Exchange Agent is at the option and risk of the electing holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Election Deadline. All Consideration Elections will be void and of no effect if the Merger is not consummated and, in that event, certificates submitted in connection therewith will be returned to the persons submitting them.

     2. ELECTION AND SURRENDER BY HOLDER. Only a registered holder of Houlihan's Common Stock may make a Consideration Election and surrender certificates for the Merger Consideration corresponding to such Consideration Election. Any beneficial owner of Houlihan's Common Stock who is not the registered holder and who wishes to make a Consideration Election and surrender certificates should arrange with the registered holder to execute and deliver this Form of Election reflecting such Consideration Election or must, prior to completing and executing this Form of Election and delivering the certificates, either make appropriate arrangements to register ownership of the certificates in such beneficial owner's name or obtain a properly completed stock power from the registered holder.

     3. SIGNATURES ON THIS FORM OF ELECTION; STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     (a) If this Form of Election is signed by the registered holder of the certificates for Houlihan's Common Stock described above, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     (b) If any certificates for Houlihan's Common Stock are owned of record by two or more joint owners, all such owners must sign this Form of Election. If any certificates for Houlihan's Common Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Form of Election as there are different registrations of certificates.

     (c) When this Form of Election is signed by the registered holder or holders of certificates listed herein and surrendered hereby, and the Merger Consideration therefor is to be delivered to the registered holder, no endorsements on certificates or separate stock powers are required. In any other case, such holder or holders must either properly endorse the certificates surrendered or transmit properly completed separate stock powers with this Form of Election, with the signatures on the endorsement or stock powers guaranteed by an Eligible Institution (as defined below).

     (d) If this Form of Election is signed by a person other than the registered holder or holders of any shares of Houlihan's Common Stock represented by certificates listed herein, such certificates must be endorsed or accompanied by appropriate stock powers, in each case signed as the name or names of the registered holder or holders appears on the certificates, and the signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     (e) If this Form of Election or any certificate for Houlihan's Common Stock or stock powers is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Zapata, evidence satisfactory to Zapata of their authority so to act must be submitted with this Form of Election.

     (f) Endorsements on certificates for Houlihan's Common Stock or signatures on stock powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

     (g) Except as otherwise provided in this Instruction 3(g), all signatures on this Form of Election must be guaranteed by a bank, brokerage firm, savings and loan association or credit union, in any case with membership in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Form of Election need not be guaranteed if this Form of Election is signed by the registered holder(s) of the Houlihan's Common Stock surrendered herewith and such holder(s) have not completed the box set forth herein entitled "Special Payment Instructions" or the box entitled "Special Mailing Instructions."

     4. SPECIAL PAYMENT AND MAILING INSTRUCTIONS. Electing holders of Houlihan's Common Stock should indicate, in the applicable box or boxes, the name and address to which certificates for Zapata Common Stock or checks for cash are to be issued or sent, if different from the name and address of the person signing this Form of Election. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be set forth.

     5. GUARANTEED DELIVERY PROCEDURES. If any certificates representing shares of Houlihan's Common Stock with respect to which this Form of Election relates are not delivered herewith, there must be furnished a guarantee of delivery of such shares on the Guarantee of Delivery form provided above from a trust company organized in the United States, a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. A Form of Election containing such a guarantee of delivery shall be subject to the condition that the certificates covered by such guarantee are in fact delivered to the Exchange Agent no later than 5:00 p.m., New York City time, on the fourth business day after the Election Deadline. Record holders of shares of Houlihan's Common Stock represented by any such certificates that are not so delivered will receive the Default Consideration.

     6. REVOCATION OF ELECTION. Any Consideration Election may be revoked until the Election Deadline. To revoke a Consideration Election, a written notice of revocation must be received by the Exchange Agent at its address set forth on the cover of this Form of Election prior to the Election Deadline. Any such notice or revocation must (i) specify the name of the registered holder having made the Consideration Election to be revoked, (ii) identify the certificate(s) for Houlihan's Common Stock with respect to which the Consideration Election is to be revoked and (iii) be signed by the record holder in the same manner as the original signature on the Form of Election by which such Consideration Election was made. A new Consideration Election may be made by submitting a new Form of Election.

     7. TRANSFER TAXES. If certificates for Zapata Common Stock are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Houlihan's Common Stock surrendered hereby, or if certificates for surrendered Houlihan's Common Stock are registered in the name of any person other than the person(s) signing this Form of Election, or if a transfer tax is imposed for any reason other than solely as a result of the surrender of certificates for Houlihan's Common Stock for the Merger Consideration, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the surrendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Form of Election, the amount of such transfer taxes will be billed directly to such surrendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Houlihan's Common Stock listed in this Form of Election.

     8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Houlihan's Common Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions as soon as possible. In the event of a mutilated, lost, stolen or destroyed certificate, certain procedures will be required to be completed before this Form of Election can be processed. Because these procedures may take a substantial amount of time to complete, notice of any mutilated, lost, stolen or destroyed certificate should be provided to the Exchange Agent as soon as possible.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for making a Consideration Election or surrendering certificates, as well as requests for assistance or for additional copies of the Joint Proxy Statement/Prospectus or this Form of Election, may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Form of Election.

     10. TAX IDENTIFICATION NUMBER. Federal income tax law generally requires that a holder whose certificates for Houlihan's Common Stock are surrendered for the Merger Consideration must provide Zapata (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 above, which, in the case of a surrendering holder who is an individual, is his or her social security number. If Zapata is not provided with the current TIN or an adequate basis for an exemption, such surrendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such surrendering holder of the Merger Consideration may be subject to backup withholding in an amount equal to 31% of all reportable payments. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt holders of Houlihan's Common Stock (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each electing holder of Houlihan's Common Stock must provide its correct TIN by completing the Substitute Form W-9 set forth above, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the electing holder of Houlihan's Common Stock is a nonresident alien or foreign entity not subject to backup withholding, such holder must provide Zapata with a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If certificates for the Houlihan's Common Stock are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 3 of the Substitute Form W-9 and write "applied for" in lieu of its TIN in Part 1 of the Substitute Form W-9. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to Zapata within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to Zapata.

     11. MISCELLANEOUS. Zapata reserves the absolute right, which it may assign in whole or in part to the Exchange Agent, to determine whether Forms of Election have been properly completed, signed and submitted or revoked and to disregard immaterial defects in Forms of Election. The decision of Zapata or the Exchange Agent in such matters shall be conclusive and binding.

     NEITHER ZAPATA, HOULIHAN'S NOR THE EXCHANGE AGENT WILL BE UNDER ANY OBLIGATION WHATSOEVER TO NOTIFY ANY PERSON OF ANY DEFECT IN A FORM OF ELECTION SUBMITTED TO THE EXCHANGE AGENT, ANY DEFECT IN THE SURRENDER OF CERTIFICATES REPRESENTING SHARES OF HOULIHAN'S COMMON STOCK OR ANY OTHER IRREGULARITY IN CONNECTION WITH THE SUBMISSION OF A FORM OF ELECTION AND ACCOMPANYING DOCUMENTS, NOR WILL ANY OF THEM INCUR ANY LIABILITY FOR FAILURE TO GIVE SUCH NOTIFICATION. A HOLDER OF ANY SHARES OF HOULIHAN'S COMMON STOCK COVERED BY THE SUBMISSION OF A FORM OF ELECTION THAT IS DETERMINED BY ZAPATA OR THE EXCHANGE AGENT TO BE INVALID AND THAT IS NOT CORRECTED BY THE ELECTION DEADLINE WILL RECEIVE THE DEFAULT CONSIDERATION. ANY DISPUTE CONCERNING THE VALIDITY OR EFFECTIVENESS OF A FORM OF ELECTION (INCLUDING ANY DISPUTES INVOLVING THE INTERPRETATION OF THESE INSTRUCTIONS) WILL BE DETERMINED BY ZAPATA, WHOSE DETERMINATION WILL BE CONCLUSIVE AND BINDING.

     PLEASE RETURN THIS FORM OF ELECTION AND YOUR CERTIFICATE(S) REPRESENTING SHARES OF HOULIHAN'S COMMON STOCK COVERED HEREBY TO THE EXCHANGE AGENT IN THE ENCLOSED YELLOW ENVELOPE.

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